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                                  EXHIBIT 10.2

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                          BANKS OF THE CHESAPEAKE, INC.

                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

                          EFFECTIVE AS OF APRIL 1, 2002

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                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS                                                     1

ARTICLE II TOP HEAVY RULES AND ADMINISTRATION                             8

     2.1  TOP HEAVY PLAN REQUIREMENTS .................................   8
     2.2  DETERMINATION FOR TOP HEAVY STATUS ..........................   8
     2.3  SPECIAL TOP HEAVY DEFINITION ................................  10
     2.4  POWERS AND RESPONSIBILITIES OF THE EMPLOYER .................  12
     2.5  DESIGNATION OF ADMINISTRATIVE AUTHORITY .....................  12
     2.6  ALLOCATION AND DELEGATION OF RESPONSIBILITIES ...............  12
     2.7  POWERS AND DUTIES OF THE ADMINISTRATOR ......................  13
     2.8  RECORDS AND REPORTS .........................................  14
     2.9  APPOINTMENT OF ADVISERS .....................................  14
     2.10 INFORMATION FROM EMPLOYER ...................................  14
     2.11 PAYMENT OF EXPENSES .........................................  14
     2.12 MAJORITY ACTIONS ............................................  15
     2.13 CLAIMS PROCEDURE AND CLAIMS REVIEW PROCEDURES ...............  15

ARTICLE III ELIGIBILITY                                                  15

     3.1  CONDITIONS OF ELIGIBILITY ...................................  15
     3.2  DETERMINATION OF ELIGIBILITY ................................  15
     3.3  TERMINATION OF ELIGIBILITY ..................................  16
     3.4  CLASSES OF EMPLOYEES ........................................  16
     3.5  OMISSION OF ELIGIBLE EMPLOYEE ...............................  16
     3.6  INCLUSION OF INELIGIBLE EMPLOYEE ............................  16
     3.7  MILITARY SERVICE ............................................  16

ARTICLE IV CONTRIBUTION AND ALLOCATION                                   17

     4.1  FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION .............  17
     4.2  TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION ..................  17
     4.3  ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS ........  17
     4.4  MAXIMUM ANNUAL ADDITIONS ....................................  20
     4.5  ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS ...................  22
     4.6  DIRECTED INVESTMENT ACCOUNT .................................  22

ARTICLE V FUNDING AND INVESTMENT POLICY                                  23

     5.1  INVESTMENT POLICY ...........................................  23
     5.2  APPLICATION OF CASH .........................................  24
     5.3  TRANSACTIONS INVOLVING COMPANY STOCK ........................  24
     5.4  LOANS TO THE TRUST ..........................................  25

ARTICLE VI VALUATIONS                                                    26

     6.1  VALUATION OF THE TRUST FUND .................................  26
     6.2  METHOD OF VALUATION .........................................  26

ARTICLE VII DETERMINATION AND DISTRIBUTION OF BENEFITS                   27

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   7.1   DETERMINATION OF BENEFITS UPON RETIREMENT .................... 27
   7.2   DETERMINATION OF BENEFITS UPON DEATH ......................... 27
   7.3   DETERMINATION OF BENEFITS IN EVENT OF DISABILITY ............. 29
   7.4   DETERMINATION OF BENEFITS UPON TERMINATION ................... 29
   7.5   DISTRIBUTION OF BENEFITS ..................................... 32
   7.6   HOW PLAN BENEFIT WILL BE DISTRIBUTED ......................... 34
   7.7   DISTRIBUTION FOR MINOR BENEFICIARY ........................... 35
   7.8   LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN ............... 35
   7.9   RIGHTS OF FIRST REFUSAL ...................................... 36
   7.10  PUT OPTION ................................................... 37
   7.11  NONTERMINABLE PROTECTIONS AND RIGHTS ......................... 38
   7.12  QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION .............. 38
   7.13  DIRECT ROLLOVER .............................................. 38

ARTICLE VIII TRUSTEE                                                    39

   8.1   RESPONSIBILITIES OF THE TRUSTEE .............................. 40
   8.2   INVESTMENT POWERS AND DUTIES OF THE TRUSTEE .................. 40
   8.3   OTHER POWERS OF THE TRUSTEE .................................. 41
   8.4   VOTING COMPANY STOCK ......................................... 43
   8.5   DUTIES OF THE TRUSTEE REGARDING PAYMENTS ..................... 45
   8.6   TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES ................ 45
   8.7   ANNUAL REPORT OF THE TRUSTEE ................................. 46
   8.8   AUDIT ........................................................ 46
   8.9   RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE ............... 47
   8.10  TRANSFER OF INTEREST ......................................... 48

ARTICLE IX AMENDMENT, TERMINATION AND MERGERS                           48

   9.1   AMENDMENT .................................................... 48
   9.2   TERMINATION .................................................. 49
   9.3   MERGER OR CONSOLIDATION ...................................... 49

ARTICLE X MISCELLANEOUS                                                 49

   10.1  PARTICIPANT'S RIGHTS ......................................... 49
   10.2  ALIENATION ................................................... 49
   10.3  CONSTRUCTION OF PLAN ......................................... 50
   10.4  GENDER AND NUMBER ............................................ 50
   10.5  LEGAL ACTION ................................................. 50
   10.6  PROHIBITION AGAINST DIVERSION OF FUNDS ....................... 51
   10.7  BONDING ...................................................... 51
   10.8  RECEIPT AND RELEASE FOR PAYMENTS ............................. 51
   10.9  ACTION BY THE EMPLOYER ....................................... 51
   10.10 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY ........... 52
   10.11 HEADINGS ..................................................... 52
   10.13 UNIFORMITY ................................................... 53

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                          BANKS OF THE CHESAPEAKE, INC.
                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

     THIS AGREEMENT, hereby made and entered into this 28th day of March, 2003, by and between BANKS OF THE CHESAPEAKE, INC. and H. Allen Becker, R. Thomas jefferson and DONALD ALAN THORSON (herein referred to collectively as the "Trustee").


                              W I T N E S S E T H:

     WHEREAS, the Employer desires to recognize the contribution made to its successful operation by its Employees and to reward such contribution by means of an employee stock ownership plan for the exclusive benefit of its eligible Employees who shall qualify as Participants hereunder;

     WHEREAS, the Employer desires to adopt an employee stock ownership plan to enable its eligible Employees to acquire a proprietary interest in the capital stock of the Employer; and

     WHEREAS, the Plan reflects certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), which provisions are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder.

     NOW, THEREFORE, effective as of April 1, 2002, (hereinafter called the "Effective Date"), the Employer and Trustee hereby adopt the Banks of the Chesapeake, Inc. Employee Stock Ownership Plan, consistent with Section 4975(e)(7) of the Internal Revenue Code, to provide as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise and the following words and phrases shall, when used herein, have the meanings set forth below:

     1.1 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     1.2 "Account" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, including the Company Stock Account and the Other Investments Account.

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     1.3 "Administrator" means the Administrative Committee designated by the
Employer pursuant to Section 2.4 to administer the Plan on behalf of the Employer.

     1.4 "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Treasury Regulations under Code Section 414(o). Notwithstanding the foregoing, for purposes of applying the limitations under Section 415 of the Code and Section 4.4 of this Plan, the definition of Affiliated Employer shall be expanded as provided in Code Section 415(h).

     1.5 "Anniversary Date" means March 31st (the last day of each Plan Year).

     1.6 "Beneficiary" means the person to whom the share of a deceased Participant's Account is payable, subject to the restrictions of Sections 7.2 and 7.5.

     1.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor statute.

     1.8 "Company Stock" means shares of common stock issued by Banks of the Chesapeake, Inc. which constitute "employer securities" under Section 409(l) of the Code.

     1.9 "Company Stock Account" means the portion of the Account of a Participant which is credited with the shares of Company Stock held under the Plan.

     1.10 "Compensation" means a Participant's W-2 earnings paid during the Plan Year, and includes salary reduction amounts under Code Sections 401(k), 125, and 132(f). For purposes of allocating the Employer's contribution for the Plan Year in which a Participant begins or resumes participation, Compensation before such participation began or resumed shall be included. For purposes of top-heavy rules, Compensation includes amounts contributed to a qualified plan under a salary reduction arrangement (including a cash-or-deferred arrangement).

          Compensation shall exclude the following:

          (1) distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed;

          (2) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

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          (4) other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee).

          The annual Compensation of each Participant taken into account under the Plan for a Plan Year shall not exceed Two Hundred Thousand Dollars ($200,000). This limitation shall be adjusted by the Secretary of the Treasury for cost-of-living increases in accordance with Code Section 401(a)(17)(B). If the Plan determines Compensation on a period of time that contains fewer than twelve (12) calendar months, then the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by twelve (12).

     1.11 "Current Obligations" means Trust obligations arising from extension of credit to the Trust and payable in cash within (1) year from the date an Employer contribution is due.

     1.12 "Employee" means any person who is employed by the Employer as an employee, but excludes (a) any person who is an independent contractor, notwithstanding any later reclassification of the individual as a common law employee of the Employer by any court or governmental agency, (b) "leased employees" within the meaning of Code Sections 414(n)(2) and 414(o)(2), (c) employees whose employment is governed by the terms of a collective bargaining agreement between employee representatives and the Employer under which retirement benefits were the subject of good faith bargaining between the parties, and (d) any person who is a nonresident alien.

     1.13 "Employer" means Banks of the Chesapeake, Inc., Chesapeake Bank of Maryland, and any other Affiliated Employer which adopts this Plan with the consent of the Board of Directors of Banks of the Chesapeake, Inc If more than one entity shall become an Employer hereunder, then, unless the context requires otherwise, whenever any act of the Employer is required or permitted hereunder, such act shall be deemed to have been taken or performed if taken or performed by the Employer first named above.

     1.14 "Entry Date" means each April 1/st/ and October 1/st/.

     1.15 "ESOP" means an employee stock ownership plan and trust that meets the requirements of Code Section 4975(e)(7) and Treasury Regulation Section 54.4975-11.

     1.16 "Exempt Loan" means a loan made to the Plan by a disqualified person, or a loan to the Plan which is guaranteed by a disqualified person (as defined in Section 5.4C), which loan or guaranty satisfies the requirements of Section 2550.408b-3 of the Department of Labor Regulations, Section 54.4975-7(b) of the Treasury Regulations and Section 5.4 hereof.

     1.17 "Fiscal Year" means the Employer's accounting year of 12 months commencing on April 1/st/ of each year and ending the following March 31/st/.

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     1.18 "Forfeiture" means that portion of a Participant's Account that is not
Vested, and occurs during any Plan Year in which the Participant terminates service prior to his Retirement Date and receives as a distribution the entire Vested portion of his Account. In addition, the term Forfeiture shall also include amounts deemed to be Forfeitures pursuant to any other provision of this Plan.

     1.19 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason.

     1.20 "Highly Compensated Employee" means any Employee who performs services for the Employer and who:

          (1) was a five-percent (5%) owner during the determination year or the look-back year; or

          (2) for the look-back year, received Compensation from the Employer in excess of Eighty Thousand Dollars ($80,000) (as adjusted pursuant to Section 415(d) of the Code) and, if elected by the Employer, was in the group consisting of the top twenty percent (20%) of the highest paid Employees of the Employer.

          The "determination year" shall be the Plan Year. The "look-back year" shall be the 12-month period immediate preceding the determination year. The term Highly Compensated Employee includes highly compensated active employees and highly compensated former employees. A "highly compensated former employee" is any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday. The determination of who is a Highly Compensated Employee will be made in accordance with Section 414(q) of the Code.

     1.21 "Hour of Service" means:

          (1) Each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period.

          (2) Each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period.

          (3) Each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages.

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     The same Hours of Service shall not be credited both under (1) or (2), as the case may be, and under (3). Hours under (3) will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

     Notwithstanding the above, (i) no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (ii) an hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws; and (iii) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

     A payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

     An Hour of Service must be counted for the purpose of determining a Year of Service, a year of participation for purposes of accrued benefits, a One-Year Break in Service, and employment commencement date (or reemployment commencement date). In addition, Hours of Service will be credited for employment with other Affiliated Employers. The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

     1.22 "Investment Manager" means an entity that (1) has the power to manage, acquire, or dispose of Plan assets and (2) acknowledges fiduciary responsibility to the Plan in writing. Such entity must be a person, firm, or corporation registered as an investment adviser under the Investment Advisers Act of 1940, a bank (as defined in that Act), or an insurance company qualified to perform the services described in clause (1).

     1.23 "Key Employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date (as defined in Section 2.3B) was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

     1.24 "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual Retirement Date after having reached his Normal Retirement Date.

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     1.25 "Non-Key Employee" means any Employee or former Employee (and his
Beneficiaries) who is not a Key Employee.

     1.26 "Normal Retirement Age" means the Participant's 65th birthday. A Participant shall become fully Vested in his Participant's Account upon attaining his Normal Retirement Age.

     1.27 "Normal Retirement Date" means the Anniversary Date coinciding with or next following the date a Participant:

          (1) reaches his Normal Retirement Age; and

          (2) terminates employment with the Employer.

     1.28 "One-Year Break in Service" means the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. Solely for the purpose of determining whether a Participant has incurred a One-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and One-Year Breaks in Service shall be measured on the same computation period.

          "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

          A "maternity or paternity leave of absence" means an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a One-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed 501.

     1.29 "Other Investments Account" means the portion of the Account of a Participant which is credited with his share of the net gain (or loss) of the Plan, Forfeitures and Employer contributions in other than Company Stock and which is debited with payments made to pay for Company Stock.

     1.30 "Participant" means any Employee who participates in the Plan as provided in Section 3.1, and has not for any reason become ineligible to participate further in the Plan.

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     1.31 "Plan" means the Banks of the Chesapeake, Inc. Employee Stock
Ownership Plan and Trust, and any amendments thereto.

     1.32 "Plan Year" means the Plan's accounting year of twelve (12) months commencing on April 1st of each year and ending the following March 31st.

     1.33 "Retired Participant" means a person who has been a Participant, but who has reached his Normal Retirement Date and has become entitled to retirement benefits under the Plan.

     1.34 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date or Late Retirement Date.

     1.35 "Super Top Heavy Plan" means a plan described in Section 2.2.

     1.36 "Terminated Participant" means a former Participant who has a Vested Account in the Plan after his or her termination of employment with the Employer and all Affiliates.

     1.37 "Top Heavy Plan" means a plan described in Section 2.2.

     1.38 "Top Heavy Plan Year" means a Plan Year during which the Plan is a Top Heavy Plan.

     1.39 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined on the basis of an award of total and permanent disability benefits by the Social Security Administration.

     1.40 "Trust" means the trust established under this Agreement to hold the assets of the Plan.

     1.41 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

     1.42 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

     1.43 "Unallocated Company Stock Suspense Account" means an account containing Company Stock acquired with the proceeds of an Exempt Loan and which has not been released from such account and allocated to the Participants' Company Stock Accounts.

     1.44 "Vested" means the nonforfeitable portion of any account maintained on behalf of a Participant.

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     1.45 "Year of Service" means the computation period of twelve (12)
consecutive months, herein set forth, during which an Employee has at least 1,000 Hours of Service.

          For purposes of eligibility for participation, the initial computation period shall begin with the date on which the Employee first performs an Hour of Service. The participation computation period beginning after a One-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service. In the event the Employee does not complete 1,000 Hours of Service in the twelve month period measured from the date on which he performs an Hour of Service, the participation computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service.

          For vesting and benefit accrual purposes, the computation period shall be the Plan Year.

          Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c). Years of Service with any Affiliated Employer shall be recognized for vesting and eligibility purposes only.

                                   ARTICLE II
                       TOP HEAVY RULES AND ADMINISTRATION

2.1  TOP HEAVY PLAN REQUIREMENTS.

          For any Top Heavy Plan Year, the provisions of Sections 2.2 and 2.3 will supersede any conflicting provisions in the Plan, and the Plan shall provide (1) a minimum allocation to all Participants who are Non-Key Employees meeting the requirements of Code Section 416(c), and (2) minimum vesting in accordance with Code Section 416(b) of the Code and Section 7.4B(3) of this Plan.

2.2  DETERMINATION FOR TOP HEAVY STATUS.

     A. TOP HEAVY PLAN. The Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, any of the following conditions exists:

          (1) If the Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

          (2) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top Heavy Ratio for the Required Aggregation Group exceeds sixty percent (60%); or

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          (3) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

    B.    TOP HEAVY RATIO.

          (1) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Accounts of all Key Employees as of the Determination Date(s) (including any part of any Account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all Accounts (including any part of any Account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code.

          (2) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Accounts under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (1) above, and the Present Value of Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Accounts under the aggregated defined contribution plan or plans for all participants, determined in accordance with (1) above, and the Present Value of Accrued Benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the 5-year period ending on the Determination Date.

          (3) For purposes of (1) and (2) above, the value of Account balances and the Present Value of Accrued Benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code for the first and second plan years of a defined benefit plan. The Account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with
Section 416 of the Code and the regulations thereunder. Deductible employee

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contributions will not be taken into account for purposes of computing the Top
Heavy Ratio. When aggregating plans, the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

          (4) Present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provisions shall be applied by substituting "5-year period" for "1-year period." The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

     C. SUPER TOP HEAVY PLAN. The Plan shall be a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, any of the following conditions exists:

          (1) If the Top Heavy Ratio for this Plan exceeds ninety percent (90%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of Plans; or

          (2) If this Plan is part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top Heavy Ratio for the Required Aggregation Group of plans exceeds ninety percent (90%); or

          (3) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation .Group of plans and the Top Heavy Ratio for the Permissive Aggregation Group exceeds ninety percent (90%).

     D. DETERMINATION OF ACCRUED BENEFIT. Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is top heavy, the accrued benefit of a Participant, other than a Key Employee, shall be determined (1) under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

     E. DISREGARD OF CERTAIN PARTICIPANTS. In determining top-heavy status under this Section 2.2, the value of Account balances and the Present Value of Accrued Benefits of those Participants who have performed no service for the Employer during the Plan Year shall be disregarded.

2.3  SPECIAL TOP HEAVY DEFINITION.

     A. AGGREGATION GROUP. "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

          (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, (a) each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and (b) each other qualified plan of the Employer which enables any plan described in (a) to meet the requirements of Code Section 401(a)(4) or 410 shall be aggregated. Such group shall be known as a "Required Aggregation Group."

              In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

          (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Section 401(a)(4) or 410. Such group shall be known as a "Permissive Aggregation Group."

              In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

          (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

     B. DETERMINATION DATE. "Determination Date" means the last day of the preceding Plan Year.

     C. PRESENT VALUE OF ACCRUED BENEFIT. A Participant's "Present Value of Accrued Benefit" under a defined benefit plan shall be as determined under the provisions of such defined benefit plan.

     D. TOP HEAVY GROUP. "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

     E. VALUATION DATE. For purposes of computing the Top Heavy Ratio, the "Valuation Date" shall be the last day of each Plan Year.

     F. TOP HEAVY PLAN YEAR. "Top Heavy Plan Year" means a particular Plan Year during which the Plan is a Top Heavy Plan.

2.4  POWERS AND RESPONSIBILITIES OF THE EMPLOYER.

     A. APPOINTMENT AND REMOVAL. The Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act.

     B. FUNDING POLICY AND METHOD. The Employer shall establish a "funding policy and method," i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

     C. INVESTMENT MANAGER. The Employer shall periodically review the performance of any fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

     D. PERFORMANCE REVIEW. The Employer will furnish Plan fiduciaries and Participants with notices and information statements when voting rights must be exercised pursuant to Section 8.4.

2.5 DESIGNATION OF ADMINISTRATIVE AUTHORITY.

     The Board of Directors of the Employer may appoint an Administrative Committee to serve as Administrator and generally operate the Plan. Administrative Committee members, if appointed, shall serve at the pleasure of the Board of Directors of the Employer, and without compensation.

     The Employer, upon the resignation or removal of a member of the Administrative Committee, shall promptly designate in writing a successor to this position. In the event there are no members of the Administrative Committee, the Employer will function as the Administrator.

2.6  ALLOCATION AND DELEGATION OF RESPONSIBILITIES.

     If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

2.7  POWERS AND DUTIES OF THE ADMINISTRATOR.

     The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code
Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

     The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

          (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

          (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

          (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

          (d) to maintain all necessary records for the administration of the Plan;

          (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

          (f) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

          (g) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

          (h) to establish and communicate to Participants a procedure and method to insure that each Participant will vote Company Stock allocated to such Participant's Company Stock Account; and

          (i) to assist any Participant regarding his rights, benefits, or elections available under the Plan.

2.8  RECORDS AND REPORTS.

     The Administrator shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

2.9  APPOINTMENT OF ADVISERS.

     The Administrator, or the Trustee with the consent of the Administrator, may appoint counsel, specialists, advisers, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

2.10 INFORMATION FROM EMPLOYER.

     To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

2.11 PAYMENT OF EXPENSES.

     All reasonable expenses of administration may be paid out of the Trust Fund unless paid by the Employer. The Employer may, however, pay all or any portion of such expenses directly. In the event that the Trust Fund does not have assets (other than Company Stock) sufficient to pay any such expenses, the Administrator shall request that such expenses be paid by the Employer. Brokerage commissions, transfer taxes and other changes ordinarily incurred in the purchase or sale of securities that are paid or incurred by the Trustee with respect to a purchase or sale of Company Stock shall constitute an additional cost of purchase or a reduction in the sale proceeds of such Company Stock, as the case may be, and not an expense hereunder. Notwithstanding anything herein to the contrary, no brokerage commissions shall be paid from the Trust Fund with respect to transactions between the Employer (or an Affiliate) and the Trust Fund involve a purchase or sale of Company Stock.

2.12 MAJORITY ACTIONS.

     Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.6, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf. An individual who is a member of the Administrative Committee and who is also a Participant shall not vote on any question relating specifically to himself unless he is the sole Administrator.

     The Administrator shall designate a Chairman and a Secretary from its members. The Chairperson or the Secretary shall be authorized to execute any Certificate or other written direction on behalf of the Administrator. The Secretary shall keep a record of the Administrator's proceedings and of all relevant dates, records and documents pertaining to the administration of the Plan.

2.13 CLAIMS PROCEDURE AND CLAIMS REVIEW PROCEDURES.

     The Employer will adopt and communicate to the Participant a claims procedure and a claims review procedure that are consistent with the requirements of Section 503 of the Act and its related rules and regulations.

                                   ARTICLE III
                                   ELIGIBILITY

3.1  CONDITIONS OF ELIGIBILITY.

     Each Employee who completed one (1) Year of Service and attained age 21 as of the Effective Date shall become a Participant on the Effective Date, provided that he is an Employee on the Effective Date. Each other Employee who completes one (1) Year of Service and attains age 21 shall become a Participant as of the Entry Date immediately following the date such requirements are met. Notwithstanding the foregoing, an Employee who is on an approved leave of absence shall not become a Participant until his approved leave of absence ends.

3.2  DETERMINATION OF ELIGIBILITY.

     The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made pursuant to the Plan and the Act.

3.3  TERMINATION OF ELIGIBILITY.

     A Participant shall cease to be eligible to participate in the Plan on the date he separates from service. In the event a Participant shall go from classification as an eligible Employee to a noneligible Employee, such Former Participant shall continue to vest in his Account in the Plan for each Year of Service completed while a noneligible Employee. Additionally, his Account shall continue to share in earnings of the Fund.

3.4  CLASSES OF EMPLOYEES.

     A. CHANGE FROM ELIGIBLE TO INELIGIBLE CLASS. If a Participant becomes ineligible to participate because he is no longer an eligible Employee, but he has not separated from service, he shall participate immediately upon his becoming an eligible Employee. If he separates from service, his eligibility to participate shall be determined under Section 3.3.

     B. CHANGE FROM INELIGIBLE TO ELIGIBLE CLASS. In the event an Employee who is not an eligible Employee becomes an eligible Employee, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements, if applicable, and would have otherwise previously become a Participant.

3.5  OMISSION OF ELIGIBLE EMPLOYEE.

     If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

3.6  INCLUSION OF INELIGIBLE EMPLOYEE.

     If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture for the Plan Year in which the discovery is made.

3.7  MILITARY SERVICE.

     Notwithstanding anything herein to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u).

                                   ARTICLE IV
                           CONTRIBUTION AND ALLOCATION

4.1  FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION.

     For each Plan Year, the Employer shall contribute to the Plan a discretionary amount, which amount shall be deemed the Employer's contribution. Notwithstanding the foregoing, however, the Employer's contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code Section 404. All contributions by the Employer shall be made in cash or in Company Stock. The Employer shall not make a contribution if it exceeds the amount which is deductible under Code Section 404, except to the extent necessary to provide the top heavy minimum allocations under Section 4.3G.

4.2  TIME OF PAYMENT OF EMPLOYER'S CONTRIBUTION.

     Employer contributions shall be paid in cash or in Company Stock as the Employer may from time to time determine. Company Stock shall be valued at its then fair market value. The Employer shall generally pay to the Trustee its contribution to the Plan for each Plan Year, within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

4.3  ALLOCATION OF CONTRIBUTION, FORFEITURES AND EARNINGS.

     A. ACCOUNT. The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date all amounts allocated to each such Participant as set forth herein.

     B. ALLOCATION OF CONTRIBUTIONS. The Employer shall provide the Administrator with all information to make a proper allocation of the Employer's contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution to each Participant's Account in the following manner:

        (1) The Employer's contribution shall be allocated to all Participants in the same proportion that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants eligible for an allocation for such year.

        (2) The Employer contribution under Section 4.1 shall be allocated only among the Participants who complete at least 1,000 Hours of Service during the Plan Year and are employed by the Employer on the last day of the Plan Year. The preceding two requirements are waived in the Plan Year in which a Participant retires after having attained the Normal Retirement Age, becomes Totally and Permanently Disabled, or dies. Notwithstanding the above, for any Top Heavy Plan Year a Participant shall share in the Employer's Contribution under Section 4.1 for such year as required pursuant to Section 4.3G.

        (3) If the allocation of Employer contributions for a Plan Year would result in an allocation to Highly Compensated Employees of more than one-third of the Employer contributions which are deductible under Code Section 404(a)(9) for the Plan Year, the allocation amounts to all Highly Compensated Employees shall be reduced in proportion to their respective Compensation for the Plan Year, and the allocation to Participants other than Highly Compensated Employees shall be increased in proportion to their respective Compensation for the Plan Year, by such amount as necessary to result in the final allocation to the Highly Compensated Employees of Employer contributions which are deductible under Code Section 404(a)(9) being equal to one-third of the total allocation of such Employer contributions to all persons eligible to share in the allocations of said Plan year.

     C. COMPANY STOCK ACCOUNT. The Company Stock Account and the Other Investments Account of each Participant shall be credited as of each Anniversary Date with Forfeitures of Company Stock and his allocable share of Company Stock (including fractional shares) purchased and paid for by the Plan or contributed in kind by the Employer. Stock dividends on Company Stock held in his Company Stock Account shall be credited to his Company Stock Account when paid. Cash dividends on Company Stock held in his Company Stock Account shall, unless determined otherwise by the Administrator, be used to repay an Exempt Loan; provided, however, that when cash dividends are used to repay an Exempt Loan, Company Stock shall be released from the Unallocated Company Stock Suspense Account and allocated to the Participant's Company Stock Account pursuant to
Section 4.3E and, provided further, that Company Stock allocated to the Participant's Company Stock Account shall have a fair market value not less than the amount of cash dividends which would have been allocated to such Participant's Other Investments Account for the year. If the Administrator elects not to use such dividend to repay an Exempt Loan, the Administrator shall direct the Trustee to credit such dividends to the Participant's Other Investments Account.

        Company Stock acquired by the Plan with the proceeds of an Exempt Loan shall only be allocated to each Participant's Company Stock Account upon release from the Unallocated Company Stock Suspense Account as provided in Section 4.3E herein. Company Stock acquired with the proceeds of an Exempt Loan shall be an asset of the Trust Fund and maintained in the Unallocated Company Stock Suspense Account until released from such account in accordance with the terms of this Plan.

     D. ALLOCATION OF EARNINGS OR LOSSES.

        (1) The net income (or loss) of the Trust for each Plan Year will be determined as of the Anniversary Date. Prior to the allocation of Employer contributions and Forfeitures for the Plan Year, each Participant's share of any net income (or loss) will be allocated to his Account in the ratio that the his Account balance on the preceding Anniversary Date (reduced by any distributions during the Plan Year) bears to the sum of such Account balances for all Participants as of that date. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust assets, interest income, dividends (to the extent not used to repay an Exempt Loan) and other income and gains (or losses) attributable to

Trust assets since the preceding Anniversary Date, reduced by any expenses charged to the Trust assets for that Plan Year.

          Notwithstanding the foregoing, Trust income attributable to any gain from the sale of shares of Company Stock in the Unallocated Company Stock Suspense Account shall be allocated to each Participant's Other Investments Account in the proportion that such Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for that Plan Year. For purposes of the preceding sentence, gain from the sale of shares of Company Stock means the excess of the proceeds from such sale over the amount thereof that was used to repay the Exempt Loan as provided in Section 5.4B(9).

          (2) Earnings or losses do not include the interest paid under any installment contract for the purchase of Company Stock by the Trust Fund or on any loan used by the Trust Fund to purchase Company Stock; all income received by the Trust Fund from Company Stock acquired with the proceeds of an Exempt Loan may, at the discretion of the Administrator, be used to repay such loan.

     E. SPECIAL RULES FOR COMPANY STOCK. All Company Stock acquired by the Plan with the proceeds of an Exempt Loan shall be added to and maintained in the Unallocated Company Stock Suspense Account. Such Company Stock shall be released and withdrawn from that account as if all Company Stock in that account were encumbered. For each Plan Year during the duration of the loan, the number of shares of Company Stock released shall equal the number of encumbered shares held immediately before release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid for the Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. As of each Anniversary Date, the Plan must consistently allocate to each Participant's Account, in the same manner as Employer discretionary contributions pursuant to
Section 4.1 are allocated, non-monetary units (shares and fractional shares of Company Stock) representing each Participant's interest in Company Stock withdrawn from the Unallocated Company Stock Suspense Account. However, Company Stock released from the Unallocated Company Stock Suspense Account with cash dividends pursuant to Section 4.3C shall be allocated to each Participant's Company Stock Account in the same proportion that each such Participant's number of shares of Company Stock sharing in such cash dividends bears to the total number of shares of all Participants' Company Stock sharing in such cash dividends. Income earned with respect to Company Stock in the Unallocated Company Stock Suspense Account shall be used, at the discretion of the Administrator, to repay the Exempt Loan used to purchase such Company Stock. Company Stock released from the Unallocated Company Stock Suspense Account with such income, and any income which is not so used, shall be allocated as of each Anniversary Date or other valuation date in the same proportion that each Participant's and Former Participant's Accounts after the allocation of any earnings or losses pursuant to Section 4.3D bear to the total of all Participants' and Former Participants' Accounts after the allocation of any earnings or losses pursuant to Section 4.3D.

     F. ALLOCATION OF FORFEITURES. As of each Anniversary Date, any amounts which became Forfeitures since the last Anniversary Date shall be allocated to Participants' Accounts in the same manner as Employer contributions. In the event the allocation of

Forfeitures provided herein shall cause the "annual addition" (as defined in Section 4.4) to any Participant's Account to exceed the amount allowable by the Code, the excess shall be reallocated in accordance with Section 4.5.

     G. SPECIAL RULES FOR TOP HEAVY PLAN YEARS. For any Top Heavy Plan Year, Non-Key Employees not otherwise eligible to share in the allocation of contributions and Forfeitures as provided above, shall receive the minimum allocation provided in this section if they are employed by the Employer on the last day of the Plan Year.

          (1) For any Top Heavy Plan Year, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's Compensation. However, if (a) the sum of the Employer's contributions and Forfeitures allocated to the Participant's Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's Compensation and (b) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Account of any Key Employee.

          (2) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contributions and Forfeitures allocated on behalf of such Key Employee divided by the Compensation for such Key Employee.

          (3) However, no such minimum allocation shall be required in this Plan for any Non-Key Employee who participates in another defined contribution plan subject to Code Section 412 providing such benefits included with this Plan in a Required Aggregation Group.

          (4) The Employer may meet the minimum allocation requirement in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met).

4.4  MAXIMUM ANNUAL ADDITIONS.

     A. MAXIMUM ANNUAL ADDITION. Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's Account for each "limitation year" shall equal the lesser of: (1) $40,000 or (2) one hundred percent (100%) of Compensation. For any short "limitation year," the dollar limitation in (1) above shall be reduced by a fraction, the numerator of which is the number of full months in the short "limitation year" and the denominator of which is twelve (12).

          For purposes of Code Section 415, "annual additions" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer contributions, (2) Forfeitures, (3) amounts allocated to an individual medical account, as defined in Code Section 415(1)(2)
which is part of a pension or annuity plan maintained by the Employer and (4) amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. Except, however, the Compensation percentage limitation referred to above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service which is otherwise treated as an "annual addition," or (2) any amount otherwise treated as an "annual addition" under Code Section 415(1)(1). If shares of Company Stock are released from the Unallocated Company Stock Suspense Account and allocated to the Participants' Accounts because Employer contributions are used to pay principal or interest on an Exempt Loan, the annual additions with respect to such contributions shall be the lesser of (a) the amount of such contributions or (b) the fair market value of such shares as of the date allocated to the Accounts; provided that Employer contributions applied to the payment of interest on an Exempt Loan shall not be taken into account to the extent as provided below in this Section 4.4A.

         For purposes of Code Section 415, the following are not "annual additions": (1) the transfer of funds from one qualified plan to another, (2) provided no more than one-third of the Employer contributions for the year are allocated to Participants who are Highly Compensated Employees, Forfeitures of Company Stock purchased with the proceeds of an Exempt Loan and Employer contributions applied to the payment of interest on an Exempt Loan, and (3) any allocation attributable to proceeds from the sale of Company Stock by the Trust or to appreciation (realized or unrealized) in the fair market value of Company Stock. In addition, the rollover contributions are not Employee contributions for the purposes of this Section.

     B. LIMITATION YEAR. For purposes of Code Section 415, the "limitation year" shall be the Plan Year.

     C. ANNUAL ADJUSTMENTS. The dollar limitation stated in paragraph A above shall be adjusted annually as provided in Code Section 415(d) pursuant to Treasury Regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to "limitation years" ending with or within that calendar year.

     D. CONTROLLED GROUP. All qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

     E. INCORPORATION. Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Treasury Regulations thereunder, the terms of which are specifically incorporated herein by reference.

4.5    ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS.

       A. REASONABLE ERRORS. If, as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, or other facts and circumstances to which Treasury Regulation Section 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the Administrator shall
(1) return any voluntary Employee contributions credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Participant's accounts, (2) hold any "excess amount" remaining after the return of any elective deferrals or voluntary Employee contributions in a "Section 415 suspense account", (3) use the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to reduce Employer contributions for that Participant if that Participant is covered by the Plan as of the end of the "limitation year," or if the Participant is not so covered, allocate and reallocate the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to all Participants in the Plan before any Employer contributions which would constitute "annual additions" are made to the Plan for such "limitation year", and (4) reduce Employer contributions to the Plan for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year."

       B. DEFINITIONS.

          (1) For purposes of this Article, "excess amount" for any Participant for a "limitation year" shall mean the excess, if any, of (a) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code Section 415 over (b) the maximum "annual additions" determined pursuant to Section 4.4.

          (2) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the "limitation year." The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

4.6    DIRECTED INVESTMENT ACCOUNT.

       A. PARTICIPANT ELECTION. Each "Qualified Participant" may make certain elections within ninety (90) days after the close of each Plan Year during the "Qualified Election Period" with regard to twenty-five (25%) percent of the total number of shares of Company Stock acquired by or contributed to the Plan that have ever been allocated to such "Qualified Participant's" Company Stock Account (reduced by the number of shares of Company Stock previously invested pursuant to a prior election). In the case of the election year in which the Participant can make his last election, the preceding sentence shall be applied by substituting "fifty (50%) percent" for "twenty-five (25%) percent."

          (1) A "Qualified Participant" may make one or more of the following elections with regard to the twenty-five (25%) percent of his Company Stock
Account:

            (i) Request a distribution in cash or Company Stock of the portion of his Company Stock Account covered by the election within ninety (90) days after the last day of the period during which the election can be made; or

            (ii) Subject to Section 5.3, transfer in cash the portion of his Accountcovered by the election to the Chesapeake Federal Savings & Loan Association 401(k) Plan or to another tax-qualified retirement plan of the Employer which, in either case, permits participant-directed investment among at least three (3) diversified investment funds, none of which invests in Company Stock to a substantial degree.

        Any such distribution of Company Stock shall be subject to Section 7.10.

        (2) Notwithstanding the above, if the fair market value (determined pursuant to Section 6.1 at the Plan valuation date immediately preceding the first day on which a "Qualified Participant" is eligible to make an election) of Company Stock acquired by or contributed to the Plan and allocated to a "Qualified Participant's" Company Stock Account is $500 or less, then such Company Stock shall not be subject to this Section. For purposes of determining whether the fair market value exceeds $500, Company Stock held in accounts of all ESOPs and tax credit employee stock ownership plans (as defined in Code
Section 409(a)) maintained by the Employer or any Affiliated Employer shall be considered as held by the Plan.

     B. DEFINITIONS. For the purposes of this Section the following definitions shall apply:

        (1) "Qualified Participant" means any Participant or Former Participant who has completed ten (10) Years of Service as a Participant and who has attained age 55.

        (2) "Qualified Election Period" means the six (6) Plan Year period beginning with the first Plan Year in which the Participant first became a "Qualified Participant."

                                    ARTICLE V
                         FUNDING AND INVESTMENT POLICY

5.1  INVESTMENT POLICY.

     A. GENERAL. The Plan is designed to invest primarily in Company Stock. The Trustee may invest funds under the Plan in other property described in the Trust or the Trustee may hold such funds in cash or cash equivalents.

     B. PROHIBITIONS.

        (1) The Plan may not obligate itself to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

           (2) The Plan may not obligate itself to acquire Company Stock under a put option binding upon the Plan. However, at the time a put option is exercised, the Plan may be given an option to assume the rights and obligations of the Employer under a put option binding upon the Employer.

           (3) All purchases of Company Stock shall be made at a price which, in the judgment of the Trustee, does not exceed the fair market value thereof. All sales of Company Stock shall be made at a price which, in the judgment of the Administrator, is not less than the fair market value thereof. The valuation rules set forth in Article VI shall be applicable.

5.2    APPLICATION OF CASH.

       Employer contributions in cash and other cash received by the Trust Fund shall first be applied to pay any Current Obligations of the Trust Fund.

5.3    TRANSACTIONS INVOLVING COMPANY STOCK.

       A. GENERAL. No portion of the Trust Fund attributable to (or allocable in lieu of) Company Stock acquired by the Plan in a sale to which Code Section 1042 applies may accrue or be allocated directly or indirectly under any plan maintained by the Employer meeting the requirements of Code Section 401(a):

           (1) during the "Nonallocation Period", for the benefit of (i) any taxpayer who makes an election under Code Section 1042(a) with respect to Company Stock, (ii) any individual who is related to the taxpayer (within the meaning of Code Section 267(b)), or

           (2) for the benefit of any other person who owns (after application of Code Section 318(a) applied without regard to the employee trust exception in Code Section 318(a)(2)(B)(i)) more than 25 percent of (i) any class of outstanding stock of the Employer or Affiliated Employer which issued such Company Stock, or (ii) the total value of any class of outstanding stock of the Employer or Affiliated Employer.

       B. EXCEPTIONS. Except, however, subparagraph A(l)(ii) above shall not apply to lineal descendants of the taxpayer, provided that the aggregate amount allocated to the benefit of all such lineal descendants during the "Nonallocation Period" does not exceed more than five (5) percent of the Company Stock (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Code Section 267(c)(4)) in a transaction to which Code
Section 1042 is applied.

       C. RULES. A person shall be treated as failing to meet the stock ownership limitation under paragraph A(2) above if such person fails such limitation:

           (1) at any time during the one (1) year period ending on the date of sale of Company Stock to the Plan, or

        (2) on the date as of which Company Stock is allocated to Participants in the Plan.

     D. DEFINITIONS. For purposes of this Section, "Nonallocation Period" means the period beginning on the date of the sale of the Company Stock and ending on the later of:

        (1) the date which is ten (10) years after the date of sale, or

        (2) the date of the Plan allocation attributable to the final payment of the Exempt Loan incurred in connection with such sale.

5.4  LOANS TO THE TRUST.

     A. AVAILABILITY OF LOANS. The Plan may borrow money for any lawful purpose, provided the proceeds of an Exempt Loan are used within a reasonable time after receipt only for any or all of the following purposes:

        (1) To acquire Company Stock;

        (2) To repay such loan; or

        (3) To repay a prior Exempt Loan.

     B. LOAN RULES. All loans to the Trust which are made or guaranteed by a disqualified person must satisfy all requirements applicable to Exempt Loans including but not limited to the following:

        (1) The loan must be at a reasonable rate of interest;

        (2) Any collateral pledged to the creditor by the Plan shall consist only of the Company Stock purchased with the borrowed funds;

        (3) Under the terms of the loan, any pledge of Company Stock shall provide for the release of shares so pledged in the same manner as the release of shares from the Unallocated Company Stock Suspense Account as provided in
Section 4.3E;

        (4) Under the terms of the loan, the creditor shall have no recourse against the Plan except with respect to such collateral, earnings attributable to such collateral, Employer contributions (other than contributions of Company Stock) that are made to meet Current Obligations and earnings attributable to such collateral and contributions;

        (5) The loan must be for a specific term and may not be payable at the demand of any person, except in the case of default;

        (6) In the event of default upon an Exempt Loan, the value of the Trust Fund transferred in satisfaction of the Exempt Loan shall not exceed the amount of default. If the lender is a disqualified person, an Exempt Loan shall provide for a transfer of Trust Funds upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Exempt Loan;

        (7) If the Employer is the lender of an Exempt Loan, Employer contributions to the Plan may be paid in the form of cancellation of indebtedness under such Exempt Loan pursuant to notice by the Employer to the Trustee; and

        (8) Exempt Loan payments during a Plan Year must not exceed an amount equal to: (i) the sum, over all Plan Years, of all contributions and cash dividends paid by the Employer to the Plan with respect to such Exempt Loan and earnings on such Employer contributions and cash dividends, less (ii) the sum of the Exempt Loan payments in all preceding Plan Years. A separate accounting shall be maintained for such Employer contributions, cash dividends and earnings until the Exempt Loan is repaid.

        (9) Exempt Loan payments may be made from the proceeds arising from the sale of Company Stock in the Unallocated Company Stock Suspense Account in connection with a corporate merger, consolidation, sale of substantially all of the Employer's assets, termination of the Plan, or any other transaction which does not violate Section 4975(e)(7) of the Code and the Treasury Regulations thereunder.

     C. DEFINITIONS. For purposes of this Section, the term "disqualified person" means a person described in Code Section 4975(e)(2), including but not limited to (i) a person who is a fiduciary, (ii) a person providing services to the Plan, (iii) an Employer any of whose Employees are covered by the Plan, (iv) an employee organization any of whose members are covered by the Plan, (v) an owner, direct or indirect, of 50% or more of the total combined voting power of all classes of voting stock or of the total value of all classes of the stock of the Employer or employee organization described in this Section 5.4C, or (iv) an officer, director, 10% or more shareholder, or a Highly Compensated Employee of a person or entity described in clause (iii), (iv) or (v).

                                   ARTICLE VI
                                   VALUATIONS

6.1  VALUATION OF THE TRUST FUND.

     The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary by the Administrator, herein called the "valuation date," to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date." In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

6.2  METHOD OF VALUATION.

     Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the case of a transaction between a Plan and a disqualified person, value must be determined as of the date of the transaction. For all other Plan purposes, value must be determined as of the most recent "valuation date" under the Plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction between the Plan and a disqualified person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value. Company Stock not readily tradable on an established securities market shall be valued by an independent appraiser meeting requirements similar to the requirements of the Treasury Regulations prescribed under Code Section 170(a)(1).

     If the Company Stock is publicly traded, the fair market value of the Company Stock for purposes of this Plan shall be the price most recently bid or asked, as appropriate, or paid for Company Stock listed on any exchanged, quoted through a national securities exchange or association, traded in the over-the-counter market or reported by any other commercial service. The term "publicly traded" refers to a security that is listed on a national securities exchange registered under section 6 of the Securities Exchange Act of 1934 (15 U.S.C. 78f) or that is quoted on a system sponsored by a national securities association registered under section 15A(b) of the Securities Exchange Act (15 U.S.C. 78o).

                                   ARTICLE VII
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

7.1  DETERMINATION OF BENEFITS UPON RETIREMENT.

     Every Participant may terminate his employment with the Employer and retire for the purposes hereof on his Normal Retirement Date. Upon such Normal Retirement Date, all amounts credited to such Participant's Account as of a coincident or subsequent valuation date shall become distributable to him, subject to the requirements of Section 7.5G. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.3, shall continue until his Late Retirement Date. Upon a Participant's Normal Retirement Date or Late Retirement Date, the Trustee shall distribute all amounts credited to such Participant's Account in accordance with Sections 7.5 and 7.6, and such distribution shall commence as soon as administratively feasible after the close of the Plan Year containing the Participant's Normal Retirement Date or Late Retirement Date.

7.2  DETERMINATION OF BENEFITS UPON DEATH.

     A. DEATH OF PARTICIPANT OR FORMER PARTICIPANT BEFORE RETIREMENT OR TERMINATION. Upon the death of a Participant or Former Participant before his Retirement Date or other termination of his employment, all amounts credited to such Participant's or Former Participant's Account shall become fully Vested. If elected, distribution of the Participant's or Former Participant's Account shall commence as soon as administratively feasible after the close of the Plan Year in which such Participant's death occurs. As soon as administratively feasible after the end of the Plan Year containing the date of death, the Administrator shall direct the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, to distribute the value of the deceased Participant's accounts as of the valuation date immediately preceding the actual distribution to the Participant's or Former Participant's spouse if living, or if there is no spouse then living, or the surviving spouse consents according to 7.2D and E, to any surviving Beneficiary designated by the Participant or Former Participant or, if none, to such Participant or Former Participant's estate.

     B. DEATH OF TERMINATED PARTICIPANT. Upon the death of a Terminated Participant, the Administrator shall direct the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, to distribute any remaining Vested amounts credited to the accounts of a deceased Terminated Participant to such Terminated Participant's Beneficiary. The payout shall equal the value of the Account as of the valuation date immediately preceding the actual date of distribution.

     C. PROOF OF DEATH. The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant, Former Participant or Terminated Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

     D. REQUIRED BENEFICIARY. The Beneficiary of the death benefit payable pursuant to this Section shall be the Participant's spouse. Except, however, the Participant may designate a Beneficiary other than his spouse if:

        (1) the spouse has waived the right to be the Participant's Beneficiary, or

        (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise), or

        (3) the Participant has no spouse, or

        (4) the spouse cannot be located.

        In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

     E. SPOUSAL WAIVER. Any consent by the Participant's spouse to waive any rights to the death benefit must be in writing, must acknowledge the effect of such waiver, and be witnessed by a Plan representative or a notary public. Further, the spouse's consent must be irrevocable and must acknowledge the specific nonspouse Beneficiary.

7.3  DETERMINATION OF BENEFITS IN EVENT OF DISABILITY.

     In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment, all amounts credited to such Participant's Account shall become fully Vested. As soon as administratively feasible after the close of the Plan Year containing the date of the Participant's Total and Permanent Disability, the Trustee, in accordance with the provisions of Sections 7.5 and 7.6, shall distribute to such Participant all amounts credited to such Participant's Account as though he had retired. Such distribution shall be based on amounts credited to the Account of the Participant as of the valuation date immediately preceding the actual date of distribution.

7.4  DETERMINATION OF BENEFITS UPON TERMINATION.

     A.   DISTRIBUTION.

          (1)  General Rules.

               (i) The value of the Terminated Participant's Account as of the valuation date immediately preceding the actual date of distribution shall be used for distribution purposes.

               (ii) Distribution to a Participant shall not include any Company Stock acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which such loan is repaid in full. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Treasury Regulations thereunder.

               (iii) A Terminated Participant's Vested Account may not be paid without his written consent if the present value exceeds Five Thousand Dollars ($5,000).

          (2)  Timing of Distribution.

               (i) Subject to Section 7.4A(1)(ii), distribution of funds due to a Terminated Participant shall be paid pursuant to Section 7.5A, commencing as soon as administratively feasible following the Anniversary Date which immediately follows a One-Year Break in Service (unless he is reemployed by the Employer).

               (ii) Subject to Section 7.4A(1)(ii), if the value of a Terminated Participant's Vested Account does not exceed Five Thousand Dollars ($5,000), the Administrator shall direct the Trustee to cause the entire Vested Account to be paid to such Participant in a single lump sum and such distribution shall be made as soon as administratively feasible after the end of the Plan Year containing the termination date. For purposes of this Section, if the value of the Participant's Vested benefit is zero, the Employee shall be deemed to have received an immediate distribution of such Account.

     B.   VESTING.

        (1) General Rules. The Vested portion of any Participant's Account shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                             Vesting Schedule

                  Years of Service          Percentage Vested
                  ----------------          -----------------

                  Less than 5               0%
                  5                         100%


        (2) Special Rule. Notwithstanding the foregoing, a Participant shall become 100% Vested in his Account (without regard to his Years of Service) if any of the following events occur while he is employed by the Employer:

            (i)   he reaches his Normal Retirement Age;

            (ii)  he incurs a Total and Permanent Disability; or

            (iii) he dies.

        (3) Notwithstanding anything contained in the Plan to the contrary, in any Top Heavy Plan Year, a Participant's interest in his Account shall not vest at any rate which is slower than the following schedule, effective as of the first day of that Plan Year:

                  Years of Service          Percentage Vested
                  ----------------          -----------------

                  Less than 3               0%
                  3 or more                 100%

The schedule set forth above in this Section 7.4B(3) shall be inapplicable to a Participant who has failed to perform an Hour of Service after the Determination Date on which the Plan has become a Top-Heavy Plan. When the Plan ceases to be a Top-Heavy Plan, the schedule set forth above in this Section 7.4B(3) shall cease to apply; provided however, that the provisions of Section 7.4C dealing with the changes in the vesting schedule shall apply.

     C. NO REDUCTION OF ACCRUED BENEFIT. The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. The Plan shall be treated as having been amended if the Plan provides for an automatic change in vesting due to a change in top heavy status. In the event that the Plan is amended to change or modify any vesting schedule, a Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

          (1) the adoption date of the amendment,

          (2) the effective date of the amendment, or

          (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

     D. ACCOUNT RESTORATION UPON REEMPLOYMENT. If a Terminated Participant receives or is deemed to receive a distribution pursuant to Section 7.4, and the Employee resumes employment covered under this Plan, the Employee's Account balance will be restored to the amount on the date of distribution if the Terminated Participant repays to the Plan the full amount of his distribution before the earlier of five (5) years after the first date on which the Terminated Participant is subsequently reemployed by the Employer, or the date he incurs five (5) consecutive One-Year Breaks in Service after the distribution. The Participant's Account shall be restored by crediting the amount of his repayment plus any amount actually forfeited by him (which shall be credited out of current Forfeitures). If the repayment and current Forfeitures are insufficient to restore the Participant's Account, the Employer shall make an additional contribution sufficient to do so.

          If a Terminated Participant is reemployed after a One-Year Break in Service has occurred, the Years of Service shall include Years of Service prior to his One-Year Break in Service subject to the following rules:

          (l) If any Terminated Participant shall be reemployed by the Employer before a One-Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

          (2) If any Terminated Participant is reemployed after a One-Year Break in Service has occurred, Years of Service shall include Years of Service prior to his One-Year Break in Service subject to the following rules:

              (i) If a Terminated Participant has a One-Year Break in Service, his pre-break and post-break service shall be used for computing Years of Service for vesting purposes only after he has been employed for one (1) Year of Service following the date of his reemployment with the Employer;

              (ii) Any Terminated Participant who under the Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions shall lose credits otherwise allowable under (i) above if his consecutive One-Year Breaks in Service equal or exceed the greater of (A) five
(5) or (B) the aggregate number of his pre-break Years of Service; and

              (iii) After five (5) consecutive One-Year Breaks in Service, a Terminated Participant's Vested Account balance attributable to pre-break service shall not be increased as a result of post-break service.

7.5  DISTRIBUTION OF BENEFITS.

     A. FORM OF DISTRIBUTION. Subject to Section 7.5E, a Participant (or a deceased Participant's Beneficiary) shall receive payments in annual installments over a five (5) year period, unless the Participant (or deceased Participant's Beneficiary) elects to receive such payments over a longer period of time. In the case of a Participant with an Account attributable to Company Stock in excess of $800,000, the five (5) year period shall be extended one (1) additional year (but not more than five (5) additional years) for each $160,000 or fraction thereof by which such balance exceeds $800,000. The dollar limits shall be adjusted after 2002 at the same time and in the same manner as provided in Code Section 415(d).

     B. PARTICIPANT CONSENT. Any distribution to a Participant who has a Vested Account of $5,000.00 or more shall require such Participant's consent if such distribution commences prior to his Normal Retirement Age. With regard to this required consent:

          (1) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 7.5E.

          (2) Notice of the rights specified under this paragraph shall be provided no more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit.

          (3) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit.

          (4) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

          If a distribution is one to which Code Sections 401(a) (11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Treasury Regulation Section 1.401(a)-ll(c) is given, provided that: (1) the Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (2) the Participant, after receiving the notice, affirmatively elects a distribution.

     C. CASH DIVIDENDS. Notwithstanding anything herein to the contrary, the Administrator, in his sole discretion, may direct that cash dividends on shares of Company Stock allocable to Participants', Former Participants', or Terminated Participants' Company Stock Accounts be distributed to such Participants, Former Participants, or Terminated Participants within 90 days after the close of the Plan Year in which the dividends are paid. Such distributions (if any) may be limited to Participants and Former Participants, may be limited to dividends on shares of Vested Company Stock or may be applicable to Cash Dividends on all shares allocated in Participant's, Terminated Participant's and Former Participant's Company Stock Accounts.

     D. POST EMPLOYMENT TREATMENT. Any part of a Terminated Participant's Account which is retained in the Plan after the Anniversary Date on which his employment ends will continue to be treated as a Company Stock Account or as an Other Investments Account as provided in Article IV. However, neither account will be credited with any further Employer contributions or Forfeitures.

     E. MINIMUM DISTRIBUTION RULES. Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits shall be made in accordance with the following requirements and shall otherwise comply with Code
Section 401(a)(9) and the Treasury Regulations thereunder, the provisions of which are incorporated herein by reference:

          (1) The Participant's Account shall be distributed beginning not later than his Required Beginning Date (as defined in (2) below) over a period not extending beyond the life expectancy of the Participant or, if elected by the Participant, the joint life and last survivor expectancy of the Participant and his Beneficiary.

          (2) For purposes of this subsection, the term "Required Beginning Date" is defined as follows:

              (i) With respect to a 5% owner, the Required Beginning Date shall be the April 1st following the calendar year in which the Participant reaches age 70 1/2, regardless of whether the Participant elected to delay the payment until he retires.

              (ii) With respect to a non-5% owner, the Required Beginning Date is April 1st after the later of (A) the calendar year in which the Participant attained age 70 1/2 or (B) the earlier of the calendar year in which the Participant retires or the calendar year with or within which ends the Plan Year in which the Participant becomes a 5% owner.

              (iii) A Participant shall be a 5% owner for purposes of this subsection if such Participant is a 5% owner within the meaning of Code Section 416(i) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

     F. DEATH BENEFITS. Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code
Section 401(a)(9) and the regulations thereunder. If it is determined pursuant to regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to regulations, then his death benefit shall be distributed to his Beneficiaries by December 31/st/ of the calendar year in which the fifth anniversary of his date of death occurs.

     G. TIMING OF DISTRIBUTIONS. Except as limited by Sections 7.4, 7.5, and 7.6, whenever the Trustee is to make a distribution or to commence a series of payments on or as of an Anniversary Date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable. However, unless a Terminated Participant elects in writing to defer the receipt of benefits, the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

          (1) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein;

          (2) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

          (3) the date the Participant terminates his service with the Employer.

     H. MULTIPLE DISTRIBUTIONS. In the event a Participant retires, dies or incurs a Total and Permanent Disability during a Plan Year, the Participant shall be eligible to receive an allocation of the Employer contribution made for that Plan Year pursuant to Section 4.1. In the event the Participant has received a distribution of his Account when the Employer contribution is awarded, the Participant shall be entitled to an additional distribution to be made as soon as administratively feasible after the close of the Plan Year.

7.6  HOW PLAN BENEFIT WILL BE DISTRIBUTED.

     A. MEDIUM OF DISTRIBUTION. Distribution of a Participant's Account may be made in cash or Company Stock or both, provided, however, that if a Participant or Beneficiary so demands, such benefit shall be distributed only in the form of Company Stock. Prior to making a distribution of benefits, the Administrator shall advise the Participant or his Beneficiary, in writing, of the right to demand that benefits be distributed solely in Company Stock. In the absence of an affirmative request by a Participant to have a distribution paid in Company Stock, all distributions shall be paid in cash.

     B. DISTRIBUTIONS IN STOCK. If a Participant or Beneficiary demands that benefits be distributed solely in Company Stock, distribution of a Participant's benefit will be made entirely in whole shares or other units of Company Stock. Any balance in a Participant's Other Investments Account will be applied to acquire the maximum number of whole shares or other units of Company Stock at the then fair market value. Any fractional unit value unexpended will be distributed in cash. If Company Stock is not available for purchase by the Trustee, then the Trustee shall hold such balance until Company Stock is acquired and then make such distribution, subject to Sections 7.5E and 7.5G.

     C. AUTHORITY TO MAKE DISTRIBUTIONS. The Trustee will make distributions from the Trust only on instructions from the Administrator.

     D. BY-LAWS. Notwithstanding anything contained herein to the contrary, if the Employer's charter or by-laws restrict ownership of substantially all shares of Company Stock to Employees and the Trust Fund, as described in Code Section 409(h), the Administrator shall distribute a Participant's Account entirely in cash without granting the Participant the right to demand distribution in shares of Company Stock.

     E. RESTRICTIONS. Except as otherwise provided herein, Company Stock distributed by the Trustee may be restricted as to sale or transfer by the by-laws or articles of incorporation of the Employer, provided restrictions are applicable to all Company Stock of the same class. If a Participant is required to offer the sale of his Company Stock to the Employer before offering to sell his Company Stock to a third party, in no event may the Employer pay a price less than that offered to the distributee by another potential buyer making a bona fide offer and in no event shall the Trustee pay a price less than the fair market value of the Company Stock.

     F. RULES WITH MULTIPLE CLASSES OF STOCK. If Company Stock acquired with the proceeds of an Exempt Loan (described in Section 5.4 hereof) is available for distribution and consists of more than one class, a Participant or his Beneficiary must receive substantially the same proportion of each such class.

7.7  DISTRIBUTION FOR MINOR BENEFICIARY.

     In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

7.8  LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN.

     In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, after the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

7.9  RIGHTS OF FIRST REFUSAL.

     A. NOTICE OF OFFER. If any Participant, his Beneficiary or any other person to whom shares of Company Stock are distributed from the Plan (the "Selling Participant") shall, at any time, desire to sell some or all of such shares (the "Offered Shares") to a third party (the "Third Party"), the Selling Participant shall give written notice of such desire to the Employer and the Administrator, which notice shall contain the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the Selling Participant and Third Party. Both the Trust Fund and the Employer shall each have the right of first refusal for a period of fourteen (14) days from the date the Selling Participant gives such written notice to the Employer and the Administrator (such fourteen (14) day period to run concurrently against the Trust Fund and the Employer) to acquire the Offered Shares. As between the Trust Fund and the Employer, the Trust Fund shall have priority to acquire the shares pursuant to the right of first refusal. The selling price and terms shall be the same as offered by the Third Party.

     B. SALE TO THIRD PARTY. If the Trust Fund and the Employer do not exercise their right of first refusal within the required fourteen (14) day period provided above, the Selling Participant shall have the right, at any time following the expiration of such fourteen (14) day period, to dispose of the Offered Shares to the Third Party; provided, however, that (i) no disposition shall be made to the Third Party on terms more favorable to the Third Party than those set forth in the written notice delivered by the Selling Participant above, and (ii) if such disposition shall not be made to a third party on the terms offered to the Employer and the Trust Fund, the offered Shares shall again be subject to the right of first refusal set forth above.

     C. CLOSING. The closing pursuant to the exercise of the right of first refusal under Section 7.9A above shall take place at such place agreed upon between the Administrator and the Selling Participant, but not later than ten
(10) days after the Employer or the Trust Fund shall have notified the Selling Participant of the exercise of the right of first refusal. At such closing, the Selling Participant shall deliver certificates representing the Offered Shares duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Employer or the Trust Fund shall deliver the purchase price, or an appropriate portion thereof, to the Selling Participant.

     D. EXCEPTIONS. Except as provided in this paragraph, no Company Stock acquired with the proceeds of an Exempt Loan complying with the requirements of
Section 5.4 hereof shall be subject to a right of first refusal. Company Stock acquired with the proceeds of an Exempt Loan, which is distributed to a Participant or Beneficiary, shall be subject to the right of first refusal provided for in paragraph A of this Section only so long as the Company Stock is not publicly traded. The term "publicly traded" refers to a security listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (15 U.S.C. 78f) or that is quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act (15 U.S.C. 78o). In addition, in the case of Company

Stock which was acquired with the proceeds of a loan described in Section 5.4, the selling price and other terms under the right must not be less favorable to the seller than the greater of the value of the security determined under
Section 6.2, or the purchase price and other terms offered by a buyer (other than the Employer or the Trust Fund), making a good faith offer to purchase the security. The right of first refusal must lapse no later than fourteen (14) days after the security holder gives notice to the holder of the right that an offer by a third party to purchase the security has been made. The right of first refusal shall comply with the provisions of paragraphs A, B and C of this Section, except to the extent those provisions may conflict with the provisions of this paragraph.

         E. STOCK CERTIFICATE LEGEND. To the extent necessary to comply with federal or state securities law, certificates for shares distributed pursuant to the Plan shall contain a legend indicating the applicable rights of first refusal under this Section 7.9 and the following legend:

              "The securities represented by this stock certification have not been registered under the Securities Act of 1933, (the "Act") or applicable state securities law (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration ) by the holder unless (1) there is an effective registration statement under the Securities Act of 1933 covering the stock; or (2) in the opinion of counsel satisfactory to the corporation, such registration is not required; or (3) the holder has furnished a "no-action" letter from the staff of the Securities and Exchange Commission satisfactory to the corporation that such registration is not required."

7.10     PUT OPTION.

         A. COMPANY STOCK NOT ACQUIRED BY EXEMPT LOAN. If Company Stock which was not acquired with the proceeds of an Exempt Loan is distributed to a Participant and such Company Stock is not readily tradable on an established securities market, a Participant has a right to require the Employer to repurchase the Company Stock distributed to such Participant under a fair valuation formula. Such Stock shall be subject to the provisions of Section 7.10C.

         B. COMPANY STOCK ACQUIRED BY EXEMPT LOAN. Company Stock which is acquired with the proceeds of an Exempt Loan and which is not publicly traded when distributed, or if it is subject to a trading limitation when distributed, must be subject to a put option (except as provided in Section 7.10D). For purposes of this paragraph, a "trading limitation" on a Company Stock is a restriction under any federal or state securities law or any regulation thereunder, or an agreement (not prohibited by Section 7.11) affecting the Company Stock which would make the Company Stock not as freely tradable as stock not subject to such restriction.

         C. PUT OPTION. The Employer shall provide a "put option" to any Participant or Beneficiary who receives a distribution of Company Stock. The put option shall permit the

Participant or Beneficiary to sell such Company Stock to the Employer at any time during two option periods, at the then fair market value. The first put option period shall be for at least 60 days beginning on the date of distribution. The second put option period shall be for at least 60 days beginning after the new determination of fair market value (and notice to the Participant thereof) in the following Plan Year. The Employer may allow the Administrator to direct the Trustees to purchase shares of Company Stock tendered to the Employer under a put option. The payment for any Company Stock sold under a put option shall be made within 30 days if the shares were distributed as part of an installment distribution. If the shares were distributed in a lump sum distribution, payment shall commence within 30 days and may be made in a lump sum payment or in substantially equal, annual installments over a period not exceeding five years, with adequate security provided and interest payable at a reasonable rate on any unpaid installment balance (as determined by the Employer or the Administrator) and without penalty for any prepayment of such installments.

       D. EXEMPTION FROM PUT OPTION. Notwithstanding anything herein to the contrary, in the event the Employer maintaining the Plan is a bank (as defined in Code Section 581) which is prohibited by law from redeeming or purchasing its own securities, the put option under this Section 7.10 shall not apply if the Participants are entitled to receive their benefits in cash.

7.11   NONTERMINABLE PROTECTIONS AND RIGHTS.

       No Company Stock, except as provided in Section 7.10B, acquired with the proceeds of an Exempt Loan described in Section 5.4 hereof may be subject to a put, call, or other option, or buy-sell or similar arrangement when held by and when distributed from the Trust Fund, whether or not the Plan is then an ESOP. The protections and rights granted in Sections 7.9 and 7.10 are nonterminable, and such protections and rights shall continue to exist under the terms of this Plan so long as any Company Stock acquired with the proceeds of a loan described in Section 5.4 hereof is held by the Trust Fund or by any Participant or other person for whose benefit such protections and rights have been created, and neither the repayment of such loan nor the failure of the Plan to be an ESOP, nor an amendment of the Plan shall cause a termination of such protections and rights.

7.12   QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION.

       All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not separated from service and has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age" shall have the meaning set forth under Code Section 414(p).

7.13   DIRECT ROLLOVER.

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

     A. GENERAL RULE. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     B. DEFINITIONS. For purposes of this Section the following definitions shall apply: (1) An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) and hardship withdrawals as defined in Code Section 401(k)(2)(B)(i)(IV) which are attributable to the Participant's elective contributions under Treasury Regulation section 1.401(k)-1(d)(2)(ii).

        (2) An "Eligible Retirement Plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity. An Eligible Retirement Plan shall also mean an annuity contract described in
Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code.

        (3) A "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

        (4) A "Direct Rollover" is a payment by the plan to the Eligible Retirement Plan specified by the Distributee.

                                  ARTICLE VIII
                                     TRUSTEE

8.1   RESPONSIBILITIES OF THE TRUSTEE.

      A. GENERAL RESPONSIBILITIES. The Trustee shall have the following categories of responsibilities:

         (1) Consistent with the "funding policy and method" determined by the Employer, to invest, manage, and control the Plan assets subject, however, to the direction of an Investment Manager if the Trustee should appoint such manager as to all or a portion of the assets of the Plan; and

         (2) At the direction of the Administrator, to pay benefits required under the Plan to be paid to Participants, or, in the event of their death, to their Beneficiaries; and

         (3) To maintain records of receipts and disbursements and furnish to the Employer and/or Administrator for each Plan Year a written annual report per
Section 8.7.

      B. AUTHORIZATION. If there shall be more than one Trustee, they shall act by a majority of their number, but may authorize one or more of them to sign papers on their behalf.

8.2   INVESTMENT POWERS AND DUTIES OF THE TRUSTEE.

      A. IN GENERAL. Consistent with the definition of the term "Employee Stock Ownership Plan" at Section 4975(e) of the Code, the Trustee shall invest and reinvest the Trust Fund primarily in Company Stock, unless the Trustee concludes that it would be imprudent to do so. The Trustee shall invest and reinvest the Trust Fund to keep the Trust Fund invested without distinction between principal and income and in such securities or property, real or personal, wherever situated, as the Trustee shall deem advisable, including, but not limited to, stocks, common or preferred, bonds and other evidences of indebtedness or ownership, and real estate or any interest therein. The Trustee shall at all times in making investments of the Trust Fund consider, among other factors, the short and long-term financial needs of the Plan on the basis of information furnished by the Employer. In making such investments, the Trustee shall not be restricted to securities or other property of the character expressly authorized by the applicable law for trust investments; however, the Trustee shall give due regard to any limitations imposed by the Code or the Act so that at all times the Plan may qualify as an Employee Stock Ownership Plan and Trust.

      B. USE OF TRUST COMPANY. The Trustee may employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and record-keeping nature.

      C. REGISTRATION. In the event the Trustee invests any part of the Trust Fund, pursuant to the directions of the Administrator, in any shares of stock issued by the Employer, and the Administrator thereafter directs the Trustee to dispose of such investment, or any part thereof, under circumstances which, in the opinion of counsel for the Trustee, require registration of the securities under the Securities Act of 1933 and/or qualification of the securities under the

Blue Sky laws of any state or states, then the Employer at its own expense, will take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration and/or qualification.

8.3    OTHER POWERS OF THE TRUSTEE.

       A. IN GENERAL. The Trustee, in addition to all powers and authorities under common law, statutory authority, including the Act, and other provisions of the Plan, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion:

          (1) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained;

          (2) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement;

          (3) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property;

          (4) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

          (5) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing;

          (6) To keep such portion of the Trust Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon;

           (7) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder;

           (8) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

           (9) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings;

           (10) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer;

           (11) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank;

           (12) To invest in Treasury Bills and other forms of United States government obligations;

           (13) To invest in shares of investment companies registered under the Investment Company Act of 1940;

           (14) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations;

           (15) To vote Company Stock as provided in Section 8.4;

           (16) To consent to or otherwise participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to Company Stock or any other securities and to pay any assessments or charges in connection therewith;

           (17) To deposit such Company Stock (but only if such deposit does not violate the provisions of the Plan) or other securities in any voting trust, or with any protective or like committee, or with a trustee or with depositories designated thereby;

           (18) To sell or exercise any options, subscription rights and conversion privileges and to make any payments incidental thereto;

           (19) To exercise any of the powers of an owner, with respect to such Company Stock and other securities or other property comprising the Trust Fund. The Administrator, with the Trustee's approval, may authorize the Trustee to act on any administrative matter or class of matters with respect to which direction or instruction to the Trustee by the Administrator is called for hereunder without specific direction or other instruction from the Administrator;

           (20) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange;

           (21) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

       B. PROHIBITION. The Trustee shall not take any action which would jeopardize the Plan's status as an ESOP.

       C. EXECUTION AUTHORITY. In the event there are two or more Trustees, they shall act by a consensus, but may authorize whichever Trustee is available to sign all papers on their behalf.

8.4    VOTING COMPANY STOCK.

       Shares of Company Stock in the Trust shall be voted by the Trustee as the Trustee deems prudent, without soliciting direction from Participants or Beneficiaries, to the fullest extent permitted by Section 409(e) of the Code. Shares of Company Stock in the Trust shall be voted by the Trustee in accordance with directions from each Participant or Beneficiary, who shall be entitled to direct the voting (only to the extent required by Code Section 409(e)(3)) of all shares of Company Stock then allocated to his Company Stock Account. Each Participant or Beneficiary shall be furnished with copies of the notice of each shareholders' meeting and the proxy or other materials provided to Employer shareholders, together with a form on which voting directions may be given. Any allocated Company Stock with respect to which voting directions are not timely given shall be voted by the Trustee. Shares of Company Stock held by the Trust which are not then allocated to Participants' Company Stock Accounts shall be voted in the manner determined by the Trustee. Nothing in this Plan shall confer upon any person any voting rights with respect to shares of Company Stock that is not provided for under the Articles of Incorporation of the issuer thereof and the laws of the state of incorporation of such issuer.

       For purposes of voting shares of Company Stock, as directed by the Participants and/or Beneficiaries, pursuant to this Section and Section 409(e) of the Code, the following procedures shall apply:

       A. The Administrator shall provide the following information and/or documents to each Participant with a Company Stock Account:

           (1) the number of shares of Company Stock allocated to such Participant's Company Stock Account,

           (2) a ballot identifying the Participant and each proposed action for or against which the Participant is entitled to direct the Trustee to vote,

           (3) a return envelope addressed to the Trustee,

           (4) a copy of all information that is provided to shareholders of Company Stock,

           (5) unless the Trustee concludes that such information is not appropriate, such other information that the Administrator reasonably believes is necessary to enable the Participant to make an informed choice of the manner in which to direct the Trustee to vote the number of shares of Company Stock allocated to the Participant's Company Stock Account,

           (6) the date by which the Participant must return the ballot to the Trustee with the Participant's direction in order for the Participant to exercise his right to direct the Trustee to vote the number of shares and any fractional share allocated to that Participant's Company Stock Account.

       B.  The Administrator shall provide the Trustee with the following:

           (1) the names, addresses and social security numbers of all Participants that have a Company Stock Account,

           (2) the number of shares and any fractional share allocated to each Participant Company Stock Account, and

           (3) a copy of all information and/or documents provided to Participants pursuant to Section 8.4A.

       C. The Trustee shall develop and implement such procedures as it deems necessary or appropriate to safeguard the confidentiality of all information relating to the exercise of voting rights passed through to the Participant pursuant to this Section 8.4.

       D. Based on the ballots received from the Participants by the date specified in subsection 8.4A. above, and the number of shares and any fractional share allocated to each Participant Company Stock Account, the Trustee shall determine the aggregate number of shares and any fractional share as to which the Trustee is directed to vote for or against each proposed action. The shares as to which the Trustee is directed to vote for or against a proposed action shall be designated as Directed Shares. Any shares and fractional shares allocated to Participants who do not return their ballots to the Trustee by the specified date shall be designated as Undirected Shares.

       E. The Trustee shall vote the Directed Shares for or against each proposed action as directed by the Participants. In the event that the aggregate of Directed Shares for or against a proposed action includes a fractional share, the Trustee shall treat such fractional shares as follows: A fractional share constituting less than one-half of one share shall be disregarded; a

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

fractional share constituting one-half or more of one share shall be treated as a full share.

      F. The Trustee shall vote the Undirected Shares with respect to a proposed action in the manner that the Trustee determines to be in the best interest of Participants (within the meaning of Section 404(a) of the Act). In the event that the aggregate of the Undirected Shares includes a fractional share, then the Trustee shall treat such fractional share as follows: A fractional share constituting less than one-half of one share shall be disregarded; a fractional share constituting one-half or more of one share shall be treated as a full share.

8.5   DUTIES OF THE TRUSTEE REGARDING PAYMENTS.

      A. DISTRIBUTIONS. The Trustee shall make distributions from the Trust Fund at such times and in such numbers of shares or other units of Company Stock and amounts of cash to or for the benefit of the person entitled thereto under the Plan as the Administrator directs in writing. Any undistributed part of a Participant's interest in his accounts shall be retained in the Trust Fund until the Administrator directs its distribution. Where distribution is directed in Company Stock, the Trustee shall cause an appropriate certificate to be issued to the person entitled thereto and mailed to the address furnished it by the Administrator. Any portion of a Participant's Account to be distributed in cash shall be paid by the Trustee mailing its check to the same person at the same address. If a dispute arises as to who is entitled to or should receive any benefit or payment, the Trustee may withhold or cause to be withheld such payment until the dispute has been resolved.

      B. PAYMENTS. As directed by the Administrator, the Trustee shall make payments out of the Trust Fund. Such directions or instructions need not specify the purpose of the payments so directed and the Trustee shall not be responsible in any way respecting the purpose or propriety of such payments except as mandated by the Act.

      C. MISSING PAYEES. In the event that any distribution or payment directed by the Administrator shall be mailed by the Trustee to the person specified in such direction at the latest address of such person filed with the Administrator, and shall be returned to the Trustee because such person cannot be located at such address, the Trustee shall promptly notify the Administrator of such return. Upon the expiration of sixty (60) days after such notification, such direction shall become void and unless and until a further direction by the Administrator is received by the Trustee with respect to such distribution or payment, the Trustee shall thereafter continue to administer the Trust as if such direction had not been made by the Administrator. The Trustee shall not be obligated to search for or ascertain the whereabouts of any such person.

8.6   TRUSTEE'S COMPENSATION AND EXPENSES AND TAXES.

      The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by the Employer and the Trustee. An individual serving as Trustee who already receives full-time pay from the Employer shall not receive compensation from the Plan. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees incurred by it as Trustee. Such compensation and expenses shall be paid from the Trust Fund unless paid or advanced by the Employer. All taxes of any kind and all kinds whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof, shall be paid from the Trust Fund. In the event that the Trust Fund does not have assets (other than Company Stock) sufficient to pay expenses, the Trustee shall request that such expenses be paid by the Employer. The right of the Trustee to be reimbursed for reasonable expenses shall extend to a Trustee who has resigned or has been removed, to the extent that such reasonable expenses are or have been incurred (whether before or after resignation or removal) in connection with the appropriate discharge of a Trustee's fiduciary responsibilities under the terms of the Plan or applicable law.

8.7   ANNUAL REPORT OF THE TRUSTEE.

      A. GENERAL REQUIREMENTS. Within a reasonable period of time after the later of the Anniversary Date or receipt of the Employer's contribution for each Plan Year, the Trustee shall furnish to the Employer and Administrator a written statement of account with respect to the Plan Year for which such contribution was made setting forth:

         (1) the net income, or loss, of the Trust Fund;

         (2) the gains, or losses, realized by the Trust Fund upon sales or other disposition of the assets;

         (3) the increase, or decrease, in the value of the Trust Fund;

         (4) all payments and distributions made from the Trust Fund; and

         (5) such further information as the Trustee and/or Administrator deems appropriate.

      B. EMPLOYER ACKNOWLEDGEMENT. The Employer, forthwith upon its receipt of each such statement of account, shall acknowledge receipt thereof in writing and advise the Trustee and/or Administrator of its approval or disapproval thereof. Failure by the Employer to disapprove any such statement of account within thirty (30) days after its receipt thereof shall be deemed an approval thereof. The approval by the Employer of any statement of account shall be binding as to all matters embraced therein as between the Employer and the Trustee to the same extent as if the account of the Trustee had been settled by judgment or decree in an action for a judicial settlement of its account in a court of competent jurisdiction in which the Trustee, the Employer and all persons having or claiming an interest in the Plan were parties; provided, however, that nothing herein contained shall deprive the Trustee of its right to have its accounts judicially settled if the Trustee so desires.

8.8   AUDIT.

      A. USE OF ACCOUNTANTS. If an audit of the Plan's records shall be required by the Act and the regulations thereunder for any Plan Year, the Administrator shall direct the Trustee to engage on behalf of all Participants an independent qualified public accountant for that purpose. Such accountant shall, after an audit of the books and records of the Plan in

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

accordance with generally accepted auditing standards, within a reasonable period after the close of the Plan Year, furnish to the Administrator and the Trustee a report of his audit setting forth his opinion as to whether any statements, schedules or lists that are required by Act Section 103 or the Secretary of Labor to be filed with the Plan's annual report, are presented fairly in conformity with generally accepted accounting principles applied consistently. All auditing and accounting fees shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund.

      B. ACTIONS REQUIRED BY BANK/INSURANCE COMPANY. If some or all of the information necessary to enable the Administrator to comply with Act Section 103 is maintained by a bank, insurance company, or similar institution, regulated and supervised and subject to periodic examination by a state or federal agency, it shall transmit and certify the accuracy of that information to the Administrator as provided in Act Section 103(b) within one hundred twenty (120) days after the end of the Plan Year or by such other date as may be prescribed under regulations of the Secretary of Labor.

8.9   RESIGNATION, REMOVAL AND SUCCESSION OF TRUSTEE.

      A. WRITTEN NOTICE. The Trustee may resign at any time by delivering to the Employer, at least thirty (30) days before its effective date, a written notice of his resignation.

      B. REMOVAL. The Employer may remove the Trustee by mailing by registered or certified mail, addressed to such Trustee at his last known address, at least thirty (30) days before its effective date, a written notice of his removal.

      C. APPOINTMENT OF SUCCESSOR. Upon the death, resignation, incapacity, or removal of any Trustee, a successor may be appointed by the Employer; and such successor, upon accepting such appointment in writing and delivering same to the Employer, shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with like respect as if he were originally named as a Trustee herein. Until such a successor is appointed, the remaining Trustee or Trustees shall have full authority to act under the terms of the Plan.

      D. AUTOMATIC SUCCESSOR. The Employer may designate one or more successors prior to the death, resignation, incapacity, or removal of a Trustee. In the event a successor is so designated by the Employer and accepts such designation, the successor shall, without further act, become vested with all the estate, rights, powers, discretions, and duties of his predecessor with the like effect as if he were originally named as Trustee herein immediately upon the death, resignation, incapacity, or removal of his predecessor.

      E. STATEMENT OF ACCOUNT. Whenever any Trustee hereunder ceases to serve as such, he shall furnish to the Employer and Administrator a written statement of account with respect to the portion of the Plan Year during which he served as Trustee. This statement shall be either (i) included as part of the annual statement of account for the Plan Year required under Section 8.7 or (ii) set forth in a special statement. Any such special statement of account should be rendered to the Employer no later than the due date of the annual statement of account for the

Plan Year. The procedures set forth in Section 8.7 for the approval by the Employer of annual statements of account shall apply to any special statement of account rendered hereunder and approval by the Employer of any such special statement in the manner provided in Section 8.7 shall have the same effect upon the statement as the Employer's approval of an annual statement of account. No successor to the Trustee shall have any duty or responsibility to investigate the acts or transactions of any predecessor who has rendered all statements of account required by Section 8.7 and this subparagraph.

8.10  TRANSFER OF INTEREST.

      Notwithstanding any other provision contained in this Plan, the Trustee at the direction of the Administrator shall transfer the Vested Account, if any, of such Participant in his account to another trust forming part of a pension, profit sharing or stock bonus plan maintained by such Participant's new employer and represented by such employer in writing as meeting the requirements of Code
Section 401(a), provided that the trust to which such transfers are made permits the transfer to be made.

                                   ARTICLE IX
                       AMENDMENT, TERMINATION AND MERGERS

9.1   AMENDMENT.

      A. GENERAL. The Employer shall have the right at any time to amend the Plan, subject to the limitations of this Section. Any such amendment shall be adopted by formal action of the Employer's Board of Directors and executed by an officer authorized to act on behalf of the Employer. However, any amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may only be made with the Trustee's and Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the Trust provisions contained herein are a part of the Plan and the amendment affects the duties of the Trustee hereunder.

      B. PROHIBITED AMENDMENT.

         (1) No amendment to the Plan shall be effective if it authorizes or permits any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to any purpose other than for the exclusive benefit of the Participants or their Beneficiaries or estates; or causes any reduction in the amount credited to the account of any Participant; or causes or permits any portion of the Trust Fund to revert to or become property of the Employer.

         (2) Except as permitted by Code Section 411(d)(6)(C) or by Treasury Regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to

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

"Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefit.

         (3) No such amendment shall have the effect of terminating the protections and rights set forth in Section 7.11, unless such termination shall then be permitted under the applicable provisions of the Code and Treasury Regulations; such a termination is currently expressly prohibited by Treasury Regulation 54.4975-ll(a)(3)(ii).

9.2   TERMINATION.

      The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. Upon any full or partial termination, all amounts credited to the affected Participants' Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture, and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof. Upon the full termination of the Plan, the Employer shall direct the distribution of the assets of the Trust Fund to Participants in a manner which is consistent with and satisfies the provisions of Sections 7.5 and 7.6. Except as permitted by Code Section 411(d)(6)(C) or by Treasury Regulations, the termination of the Plan shall not result in the reduction of "Section 411(d)(6) protected benefits" in accordance with Section 9.1.

9.3   MERGER OR CONSOLIDATION.

      The Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other plan and trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation.

                                    ARTICLE X
                                  MISCELLANEOUS

10.1  PARTICIPANT'S RIGHTS.

      The Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

10.2  ALIENATION.

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

      Subject to Code Section 401(a)(13)(C), no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

      This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

10.3  CONSTRUCTION OF PLAN.

      This Plan and Trust shall be construed and enforced according to the Act and the laws of the State of Maryland, other than its laws respecting choice of law, to the extent not preempted by the Act.

10.4  GENDER AND NUMBER.

      Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

10.5  LEGAL ACTION.

      In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party alleging a breach of any responsibility, obligation, or duty by the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for reasonable costs, attorney's fees, and other reasonable expenses pertaining thereto incurred by them for which they have become liable (unless such fees or expenses are paid by the Employer in accordance with the provisions of Section 8.6).

      Any fees or expenses associated with any other claim, suit, or proceeding which is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator is a party shall be paid or reimbursed in accordance with the provisions of Section 8.6.

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

10.6  PROHIBITION AGAINST DIVERSION OF FUNDS.

      A. EXCLUSIVE BENEFIT. Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

      B. RETURN OF EXCESSIVE CONTRIBUTION. In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to Act Section 403(c)(2)(A), the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

10.7  BONDING.

      Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Act Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

10.8  RECEIPT AND RELEASE FOR PAYMENTS.

      Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to-such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

10.9  ACTION BY THE EMPLOYER.

      Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

10.10 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY.

      The "named fiduciaries" of this Plan are (1) the Employer, (2) the Administrator (3) the Trustee, and (4) the Investment Manager. The named fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the sole authority to appoint and remove the Trustee and the Administrator; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan.

      Each named fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named fiduciary may rely upon any such direction, information or action of another named fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity. In the furtherance of their responsibilities hereunder, the "named fiduciaries" shall be empowered to interpret the Plan and Trust and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive.

10.11 HEADINGS.

      The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

10.12 APPROVAL BY INTERNAL REVENUE SERVICE.

      Notwithstanding any provisions to the contrary, any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may, within one (1) year following the disallowance of the deduction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

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

10.13    UNIFORMITY.

     All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner. In the event of any conflict between the terms of this Plan and any contract purchased hereunder, the Plan provisions shall control.


     IN WITNESS WHEREOF, this Plan has been executed the day and year first above written.

ATTEST:                               BANKS OF THE CHESAPEAKE, INC.



/s/ William J. Bocek, Jr.             By: /s/ R. Thomas Jefferson
--------------------------------         ------------------------------


WITNESS:


/s/ William J. Bocek, Jr.             By: /s/ H. Allen Becker
--------------------------------         ------------------------------
                                         H. Allen Becker, Trustee

WITNESS:


/s/ William J. Bocek, Jr.             By: /s/ R. Thomas Jefferson
--------------------------------         ------------------------------
                                         R. Thomas Jefferson, Trustee

WITNESS:


/s/ William J. Bocek, Jr.             By: /s/ Donald Alan Thorson
--------------------------------         ------------------------------
                                         Donald Alan Thorson, Trustee


                                       53